                                                                   EXHIBIT 10.10

                              EDUDATA CORPORATION
                              -------------------
                           SUBSCRIPTION INSTRUCTIONS
                           -------------------------


All subscribers for Units, each consisting of a $50,000 Secured Convertible Promissory Note and a Warrant to purchase 25,000 shares of Common Stock of Edudata Corporation ("Company"), must complete and execute the documents contained in this booklet in accordance with the instructions set forth below. The completed documents must then be returned to: Sharon Freifeld, M.H. Meyerson & Co., Inc., 525 Washington Boulevard, Jersey City, New Jersey 07310. Any questions you may have concerning these documents should be directed to Ms. Freifeld at (800) 444-4114.

ALL INVESTORS MUST:
------------------

1. Complete, date and sign both copies of the Subscription Agreement included in this package.

2. Complete, date and sign either the Confidential Purchaser Questionnaire for individuals or the Confidential Purchaser Questionnaire for Corporations, Partnerships, etc., each of which is included in this package.

3.  Wire funds in the amount of $50,000 per Unit purchased as follows:

                Bank name:      PNC Bank - NJ
                Bank address:   26 Journal Square
                                Jersey City, New Jersey 07306
                ABA Routing:    031-207-607
                Account number: 8011125868
                For credit to:  M.H. Meyerson & Co., Inc.
                                Edudata Special Account

        THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS
OF SAID ACT AND SUCH LAWS. THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR

THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                           --------------------------
                             SUBSCRIPTION AGREEMENT
                           --------------------------


                                  INSTRUCTIONS


FILL IN MISSING INFORMATION ON TOP OF PAGE 1.

COMPLETE, DATE AND SIGN BOTH COPIES OF THE SUBSCRIPTION AGREEMENT ON PAGE 13 IF AN INDIVIDUAL, OR PAGE 14 IF A CORPORATION OR OTHER ENTITY.

                                 Name of Subscriber _________________________


                             SUBSCRIPTION AGREEMENT
                        (FOR ACCREDITED INVESTORS ONLY)

EDUDATA CORPORATION
200 N. WESTLAKE BOULEVARD
SUITE 202
WESTLAKE VILLAGE, CA 91362

Dear Sirs:

        1. SUBSCRIPTION. I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase ___ Units (as defined below) of securities of Edudata Corporation ("Company"), a Delaware corporation, on the terms and conditions described herein and in the Confidential Term Sheet dated October 23, 1996, together with all supplements, if any ("Term Sheet"), relating to this offering. The purchase price per Unit is $50,000 and the aggregate amount subscribed for hereby is $_________. The Company and M.H. Meyerson & Co., Inc., which is acting as the placement agent for this offering ("MHM" or the "Placement Agent"), have the mutual discretion to accept offers for fractional Units.

        2.      DESCRIPTION OF UNITS.  Each Unit consists of:

                a. a $50,000 principal amount interest-bearing secured convertible promissory note ("Note"), that will have principal and interest thereon payable upon the earliest of (i) the closing of the Company's public offering ("Offering"), as described in Section 4.1 of the Note ("Consummation Date"), (ii) the eighteen month anniversary of the date of the closing of this offering ("Closing"), (iii) the sale or exchange by Robert H. Gurevitch of all or substantially all of the shares of Common Stock of the Company owned by him,
(iv) the date of consummation of a sale by the Company of all or substantially all of its assets or the merger or consolidation of the Company as described in
Section 4.2 of the Note, or (v) in the event of an "Offering Termination" as defined in the letter of intent dated August 9, 1996 between the Company and MHM ("Letter of Intent"). In the event of an Offering Termination, the Note is convertible, at the option of the holder, into shares of the Company's common stock, $.01 par value ("Common Stock"), at a conversion rate of $2.00 per share; and

                b. a warrant to purchase 25,000 shares of the Company's Common Stock exercisable at any time or from time to time during the period commencing one year from the Closing and ending five years thereafter at an initial exercise purchase price of $2.00 per share ("Warrants"); provided, however, that on the effective date of the registration statement with respect to the Offering contemplated by the Letter of Intent ("MHM Offering"), the Warrants will automatically convert (on a one-for-one basis) into the same warrants to be issued as part of the securities to be offered to the public in the MHM Offering ("Public Warrants").

                c. The 25,000 Warrants to be included in each Unit and the information set forth herein regarding outstanding shares of Common Stock reflect a 1:2.197317574 reverse stock split to be effected by the Company before the Closing or as soon thereafter as practicable. If such reverse stock split is effected before the Closing, the Units to be issued at the Closing shall each reflect 25,000 Warrants. If such reverse stock split is effected after the Closing, the Units to be issued at the Closing shall each reflect 54,932 Warrants and, upon such reverse stock split being effected, the parties shall substitute therefore new Warrant certificates reflecting 25,000 Warrants per Unit.

        2.      PURCHASE

                a. I hereby tender to MHM cash or a check made payable to the order of "M.H. Meyerson & Co., Inc. -- Edudata Special Account" in the amount indicated above, two manually executed copies of this Subscription Agreement and an executed copy of my Purchaser Questionnaire.

                b. This offering will continue until the earlier of the Closing or November 15, 1996, unless such latter date is extended, without notice to the Investor, by mutual consent of MHM and the Company for a period of up to 30 days ("Termination Date"). The Closing will take place upon the receipt of $1,600,000 in proceeds for the purchase of Units in this offering. Prior to the Termination Date, my cash or check delivered herewith will be held by MHM in a segregated, non-interest bearing bank account subject to the terms and conditions herein. If less than thirty-two (32) Units offered pursuant to the Term Sheet are not sold and paid for by the Termination Date, my payment will be returned to me without interest or deduction. Upon completion or termination of this offering, I will be notified promptly by MHM as to whether my subscription has been accepted by the Company. I acknowledge that $250,000 of the proceeds of this offering may be derived from the conversion of the principal amount of notes issued by the Company to two non-affiliated investors on or about October 4, 1996.

        4.      ACCEPTANCE OR REJECTION OF SUBSCRIPTION.

                a. I understand and agree that the Company and MHM reserve the right to reject this subscription for the Units, as a whole or in part and at any time prior to the Closing or Termination Date, notwithstanding prior receipt by me of notice of acceptance of my subscription, if in either of their judgment they deem such action to be in the best interests of the Company; and

                b. In the event of rejection of this subscription, my subscription will be returned promptly to me without interest or deduction and this Subscription Agreement shall have no force or effect. In the event my subscription is accepted, the funds specified above shall be released to the Company and the Note and certificate representing the Warrants shall be delivered to MHM to hold on my behalf until otherwise instructed.

                c. Effective upon acceptance of my subscription by the Company, I shall become a party to a security agreement relating to all of the Company's assets (the

"Security Agreement"), a copy of which is annexed as an exhibit to the Term Sheet. I agree to be bound by the terms and conditions of such Security Agreement and acknowledge that my execution of this Subscription Agreement shall be deemed to be the valid execution by me of the Security Agreement.

             d. By my becoming a party to the Security Agreement, I am (i) appointing MHM as my agent to take any and all action that may be necessary or required to endorse my rights under the Note and the Security Agreement,
(ii) agreeing that MHM will be reimbursed for any out-of-pocket costs and expenses incurred by it as my agent (such reimbursement to be either from the collection of the Note or from me), (iii) agreeing to indemnify MHM and hold it harmless from any liabilities under the Security Agreement, and (iv) acknowledging that MHM as agent shall have such rights, duties and obligations as set forth in such Security Agreement. I have read the Security Agreement and understand that MHM as agent has no obligations in any way to monitor the Company's performance.

        5. CLOSING. The Closing of this offering will occur at the offices of Graubard Mollen & Miller ("GM&M") upon the sale of thirty-two (32) Units. The Units subscribed for herein shall not be deemed issued to or owned by me until two copies of this Subscription Agreement have been executed by me and countersigned by the Company and a Closing has occurred. At the Closing, my Note and the certificates representing my Warrants shall be delivered to GM&M, as custodian, to be held for my benefit until the consummation of the Offering or such earlier time as I may request their delivery to me. I hereby authorize GM&M, upon the consummation of the Offering, to (i) deliver the Note to the Company upon full payment of all principal and interest due thereon and deliver the proceeds of such payment to the Placement Agent for credit to my account with the Placement Agent and (ii) to deliver the certificates representing my Warrants to the Company in exchange for certificates representing an equal number of Public Warrants and deliver such certificates representing the Public Warrants to the Placement Agent for my account. If the reverse stock split referred to in Section 2C is effected after the Closing, GM&M is authorized to exchange the Warrant certificate received by it at the Closing for new Warrant Certificates reflecting such reverse stock split.

        6.   DISCLOSURE.

             a. Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 501 promulgated thereunder, in reliance upon exemptions contained in Section 4(2) and Rules 505 and 506 of the Securities Act and applicable state securities laws, the Units are being sold without registration under the Securities Act. Accordingly, the Company is offering the Units utilizing the Term Sheet rather than a more detailed private offering memorandum that contains the kind of information specified in Rule 502(b)(2)(i)(A) promulgated under the Securities Act. I acknowledge receipt of the Term Sheet, including all exhibits listed therein, and acknowledge that I have had an adequate opportunity to receive, and have received, all information and materials regarding the Company that I have requested.

             b. I fully understand that the Company has a limited financial and operating history in its present business and that the Units are speculative investments which involve a high degree of risk of loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Units and I am qualified by my knowledge and experience to evaluate investments of this type.
I have carefully considered the potential risks relating to the Company and purchase of its Units and have, in particular, reviewed each of the risks set forth in the Term Sheet. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Units.

        7.      PLANNED PUBLIC OFFERING - REGISTRATION RIGHTS; LOCK-UP.

                a. The Units are being offered pursuant to the Term Sheet to which this Subscription Agreement is annexed as an exhibit. Also annexed as an exhibit to the Term Sheet is a copy of the Letter of Intent that the Company has received from MHM with regard to the Company's proposed MHM Offering. There can be no assurance that a registration statement ("Registration Statement") will be filed or, if filed, declared effective by the Securities and Exchange Commission ("Commission") or, if the Registration Statement is declared effective by the Commission, that the Company successfully will be able to consummate the MHM Offering.

                b. To facilitate the closing of the proposed Offering, I agree that the Units, and the Notes and the Warrants (and the shares of Common Stock underlying the Warrants) included in the Units offered hereby may not be sold or otherwise transferred until twenty-four (24) months after the Closing ("Holding Period"), unless (i) MHM, in its sole discretion, consents to the sale of all or part of such securities at an earlier date which consent may be withheld in its sole discretion and which may be required to be withheld by Nasdaq or the National Association of Securities Dealers, Inc. ("NASD") as a prerequisite to listing the Company's securities on Nasdaq and (ii) if I am a Pennsylvania resident, I comply with Sec. 204.011 of the Pennsylvania Blue Sky regulations. The parties hereto agree that MHM is intended to be a third-party beneficiary of this Subscription Agreement and that no modification of the "lock-up" provisions contained in this Section 7b may be made without the prior written consent of MHM.

                c. Upon the date the Registration Statement with respect to the MHM Offering is declared effective ("Effective Date") by the Commission, such Warrants shall be automatically converted (on a one-for-one basis) into the Public Warrants to be sold to the public in the MHM Offering. I understand that the terms of the Warrants included in the Units are different from the terms of the Public Warrants which have a higher exercise price, are redeemable by the Company at a price of $.01 per Warrant if the price of the Company's Common Stock reaches certain levels, and may be different in other material respects.

                d. The Company, at its cost and expense (except commissions or discounts and fees of the Investor's own professionals if any), agrees to include the Public Warrants and shares of Common Stock underlying the Public Warrants ("Registerable

Securities") in the Company's Registration Statement to be filed in connection with the Offering, and the Company shall keep the Registration Statement current and effective until all of the Registerable Securities are sold or an exemption from the registration requirements of the Securities Act is available.

                e. The Investor shall have the right to "piggyback" the Registerable Securities on each registration statement filed by the Company during the seven year period following the consummation of the Offering (except registration statements filed on Form S-4 and Form S-8), all at the Company's cost and expense (except commissions or discounts and fees of the Investor's own professionals, if any); provided, however, that this subparagraph (e) shall not apply to any Registerable Securities if such Registerable Securities may then be sold within a six-month period under Rule 144, assuming the investor's compliance with the provisions of such Rule, and the Company delivers an option to that effect to the transfer agent; and provided, further, that if the offering (there than the MHM Offering) with respect to which a registration statement is filed is managed by an independent underwriter other than MHM, then (i) if in the reasonable judgment of the managing underwriter, which shall be evidenced by a writing delivered to such Investor, the sale of the Registerable Securities in connection with the proposed offering would have a material adverse effect on the offering, the investor shall not sell his Registerable Securities under such registration statement until 90 days after the effective date of such registration statement, and (ii) if securities are to be registered for the benefit of any other selling security holder ("Selling Holder"), the Investor shall be entitled to sell immediately under such registration statement a percentage of the total number of Registerable Securities of a particular class of securities owned by him equal to the highest percentage of that class to be sold under such registration statement (vis-a-vis the total number of securities of that class owned) by any such Selling Holder, with the investor being entitled to sell the balance of his Registerable Securities under such registration statement commencing 90 days after the effective date of the registration statement. The Company shall give the Investor two weeks' notice of the intended filing date of any registration statement, other than a registration statement filed on Form S-4 or Form S-8, and the Investor shall have two weeks after receipt of such notice to notify the Company of its intent to include the Registerable Securities in the registration statement. The Company shall keep any registration statement onto which the Investor has "piggybacked" his Registerable Securities current and effective for a period up to 270 days from the date on which the Investor is first entitled to sell the total number of his Registerable Securities registered thereunder.

        8. INVESTOR REPRESENTATIONS AND WARRANTIES. I acknowledge, represent, and warrant to, and agree with, the Company (and MHM may rely thereon) as follows:

                a. I am aware that my investment involves a high degree of risk as disclosed in the Term Sheet and have carefully read the Term Sheet including the section thereof entitled "Risk Factors";

                b. I acknowledge and am aware that there is no assurance as to the future performance of the Company;

                c. I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Units and the Company and MHM have advised me to seek the advice of experts in such areas prior to making this investment;

                d. I acknowledge that there can be no assurance that the Company will file the Registration Statement for its proposed MHM Offering, that such Registration Statement will be declared effective by the Commission or, if declared effective, that the Company successfully will close the proposed MHM Offering. If the proposed MHM Offering is not closed and the Company does not receive alternative financing, which it does not anticipate, the Company may not have the funds to pay the Notes or to fund the Company's operating expenses; and

                e. I am purchasing the Units for my own account for investment and not with a view to or for sale in connection with the distribution of the Units or the Notes or the Warrants contained in the Units or the shares of Common Stock underlying the Warrants contained in the Units nor with any present intention of selling or otherwise disposing of all or any part of the Units, the Notes, the Warrants or the shares of Common Stock underlying the Warrants contained in the Units. I agree that I must bear the economic risk of my investment for an indefinite period of time because, among other reasons, the Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned, or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I understand that, other than as described herein, the Company is under no obligation to register the Units on my behalf or to assist me in complying with any exemption from such registration under the Securities Act or any state securities laws. Furthermore, I hereby acknowledge and agree that I will not sell, transfer, give, or otherwise dispose of, either publicly or privately, the Units or any securities underlying the Units during the Holding Period without the prior written consent of MHM. I hereby authorize the Company to place a legend denoting the restrictions on the Note and the Warrants to be issued;

                f. I am not a member of the NASD. I have not, for a period of 12 months prior to the date of this Subscription Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD. I do not own stock or other interest in, and I am not a creditor of, any member of the NASD (other than interests acquired in open market purchases);

                g. I have the financial ability to bear the economic risk of my investment in the Company (including its complete loss), have adequate means for providing for my current needs and personal contingencies, and have no need for liquidity with respect to my investment in the Company;

                h. I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative in connection with evaluating such merits and risks;

                i. I have relied solely upon my own investigation in making a decision to invest in the Company;

                j. I have received no representation or warranty from the Company or the Placement Agent or any of their respective officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Term Sheet. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

                k. I have had full opportunity to ask questions of and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction;

                l. I have been provided an opportunity to obtain any additional information concerning the offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

                m. I am an "accredited investor" as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder;

                n. I understand that (i) the Units have not been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration thereunder, (ii) no securities administrator of any state or the Federal government has recommended or endorsed this offering or made any findings or determination relating to the fairness of an investment in the Company, and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions referred to in clause (i) hereto;

                o. I understand that (i) since neither the offer nor sale of the Units has been registered under the Securities Act or the securities laws of any state, the Units may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available, (ii) it is not anticipated that there will be any market for the resale of the Units, and (iii) except as set forth herein, the Company has no obligation or intention to register the Notes and the Warrants (including the Common Stock underlying the Warrants) or the Units under the Securities Act or the securities laws of any states, or to take action so as to permit sales of the Units pursuant thereto;

                p. I understand that I am urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment;

                q. If the investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

                r. The information contained in my Purchaser Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement, and, if there should be any material change in such information prior to the Closing, I will furnish such revised or corrected information to the Company; and

                s. I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate, or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

                t. I hereby acknowledge that I am aware that Nasdaq or the NASD may request or require that no release or waiver to the "lock-up" provisions set forth in Section 7b be given without its or their prior consent and that MHM not give its consent to any request for any release or waiver therefrom without the prior consent of Nasdaq or the NASD.

        9.      INDEMNIFICATION.

                a. I hereby agree to indemnify and hold harmless the Company and MHM, as Placement Agent, their respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or nor resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses
(i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Purchaser Questionnaire, or (ii) arise out of or are based upon any breach by me of any representation, warranty, or agreement contained herein.

                b. I hereby agree to indemnify and hold harmless MHM, as Agent under the Security Agreement, its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses, arise out of or are based upon MHM's action or inaction as agent under the Security Agreement (except to the extent that the Security Agreement provides that no such indemnification is possible).

        10. SEVERABILITY. In the event any part or parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void part or parts were deleted.

        11. COUNTERPARTS. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

        12. BENEFIT. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto (and MHM to the extent it is a third party beneficiary hereof or otherwise given rights hereunder) and their legal representatives, successors and assigns. MHM shall be deemed to be a third party beneficiary with respect to any sections hereof which so state or which otherwise indicate that MHM would be entitled to rely on the representations, warranties or covenants made by me therein.

        13. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

                To Subscriber:      At the address set forth on the signature
                                    page of this Subscription Agreement

                To The Company:     Edudata Corporation
                                    200 N. Westlake Boulevard
                                    Suite 202
                                    Westlake Village, CA 91362
                                    Attn: Robert H. Gurevitch
                                            CEO/Chairman
                                    Fax:  805-374-1966

                In either case
                with copies to:     M.H. Meyerson & Co., Inc.
                                    525 Washington Boulevard
                                    Jersey City, New Jersey 07310
                                    Attn: Ronald I. Heller
                                    Fax:  201-459-9458

                                    Graubard Mollen & Miller
                                    600 Third Avenue, 31st Floor
                                    New York, NY 10016
                                    Attn:  David Alan Miller, Esq.
                                    Fax:   212-818-8881

                                    Troop Meisinger Steuber & Pasich LLP
                                    10940 Wilshire Boulevard
                                    Los Angeles, California 90024
                                    Attn: C.N. Franklin Reddick, III, Esq.
                                    Fax:  310-443-7599


or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or five (5) days after mailing.

        14. GOVERNING LAW. This Subscription Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder, whether relating to its execution, its validity, the obligations provided therein or performance shall be governed by, and interpreted according to the law of the State of New York.

        15. VENUE. The Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (b) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

        16. ORAL EVIDENCE. This Subscription Agreement constitutes the entire Subscription Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Subscription Agreement nor any provision hereof may be changed, waived, discharged, or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge, or termination is sought.

        17. SECTION HEADINGS. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

        18. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the Units.

        19. ACCEPTANCE OF SUBSCRIPTION. The Company may accept this Subscription Agreement at any time for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

                       NOTICE TO RESIDENTS OF ALL STATES

        IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THESE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

        NOTICE TO CALIFORNIA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CALIFORNIA CORPORATIONS CODE BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CALIFORNIA CORPORATIONS CODE, IF SUCH REGISTRATION IS REQUIRED.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSIONER OF CORPORATIONS, DEPARTMENT OF CORPORATIONS, STATE OF CALIFORNIA, NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THE DEPARTMENT OF CORPORATIONS OF THE STATE OF CALIFORNIA REQUIRES THAT THE FOLLOWING LEGEND BE PLACED ON CERTIFICATES EVIDENCING SECURITIES SOLD TO CALIFORNIA INVESTORS: IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSION OR CORPORATIONS OF THE STATE OF CALIFORNIA EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

        NOTICE TO FLORIDA RESIDENTS: FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT

INTEREST. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY (ATTN. MS. SHARON FREIFELD) AT THE ADDRESS SET FORTH ON THE COVER PAGE OF THIS TERM SHEET, INDICATING HIS INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON, OR BY TELEPHONE, TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

        NOTICE TO ILLINOIS RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS, NOR HAS THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        NOTICE TO MASSACHUSETTS RESIDENTS: THE SECURITIES DESCRIBED HEREIN ARE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 1402(b)(13) OF THE GENERAL LAWS OF MASSACHUSETTS, AS AMENDED, REGULATION 14.202(b)(13)(I) OF THE SECURITIES DIVISION, OFFICE OF THE SECRETARY OF STATE OF MASSACHUSETTS (MASSACHUSETTS UNIFORM LIMITED OFFERING EXEMPTION) AND SECTIONS 3(b) OR 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR REGULATION D PROMULGATED THEREUNDER.

        NOTICE TO PENNSYLVANIA RESIDENTS: EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE MONTHS AFTER THE DATE OF PURCHASE.

        UNDER PROVISIONS OF THE PENNSYLVANIA SECURITIES ACT OF 1972, EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE SELLING AGENT AT THE ADDRESS SET FORTH IN THE TEXT OF THE MEMORANDUM, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH A LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY (IN PERSON OR BY TELEPHONE, TO THE SELLING AGENT AT THE NUMBER LISTED IN THE TEXT OF THE MEMORANDUM), A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

INDIVIDUAL INVESTOR                     Date:__________________________________

_____________________________           _______________________________________
Social Security Number                  Print Name of Investor No. 1


                                        _______________________________________
                                        Signature of Investor No. 1*

                                        _______________________________________
                                        Number and Street

                                        _______________________________________
                                        City, State, Zip Code


_____________________________           _______________________________________
Social Security Number                  Print Name of Investor No. 2


                                        _______________________________________
                                        Signature of Investor No. 2*

                                        _______________________________________
                                        Number and Street

                                        _______________________________________
                                        City, State, Zip Code






-------------------

* The Investor's signature hereto shall constitute (i) the Investor's signature, as Secured Party, of and on the Security Agreement to be executed by the Company on the Closing of the offering, and (ii) the Investor's agreement to be bound by the terms of such Security Agreement.

ENTITY INVESTOR

Manner in which Units are to be held:

______ Individual Ownership

______ Tenants-in-Common

______ Joint Tenant with Right of Survivorship

______ Community Property

______ Separate Property

______ Partnership

______ Trust

______ Corporation

______ Other (please indicate)


Corporate or Other Entity            Date:
                                          -------------------------------

-------------------------------      ------------------------------------
Federal ID Number                    Print Name of Entity


                                     By:
                                        ---------------------------------
                                        Signature**

                                        Title:

                                     ------------------------------------
                                     Number and Street

                                     ------------------------------------
                                     City, State, Zip Code

DATED:             , 1996.
      -------------


---------------------------
** The Investor's signature hereto shall constitute (i) the Investor's signature, as Secured Party, of and on the Security Agreement to be executed by the Company on the Closing of the offering, and (ii) the Investor's agreement to be bound by the terms of such Security Agreement.

        By signing below the undersigned accepts the foregoing subscription and agrees to be bound by its terms.


        EDUDATA CORPORATION


        BY:
           ------------------------------------
           Robert H. Gurevitch
           CEO/Chairman